UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 1, 2018

Banner Corporation

(Exact name of registrant as specified in its charter)

Washington	000-26584	91-1691604
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

10 S. First Avenue
Walla Walla, Washington  99362
(Address of principal executive offices and zip code)

(509) 527-3636
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion on November 1, 2018, of the transactions contemplated by the Agreement and Plan of Merger, dated as of July 25, 2018 (the “Merger Agreement”), by and between Skagit Bancorp, Inc., a Washington corporation (“Skagit”), and Banner Corporation, a Washington corporation (“Banner”), including the Merger of Skagit with and into Banner (the “Merger”), with Banner as the surviving corporation in the Merger.

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note is incorporated herein by reference.

Immediately following the effective time of the Merger (the “Effective Time”), pursuant to the terms of the Merger Agreement, the Board of Directors of Banner (the “Board”) increased the size of the Board from thirteen (13) directors to fourteen (14) directors, and appointed Cheryl R. Bishop, the former Chief Executive Officer and director of Skagit, as a director to fill the newly-created vacancy.  Ms. Bishop will serve for a term expiring at the 2019 annual meeting of Banner’s stockholders, and will serve until her successor is duly elected and qualified or until her earlier resignation or removal.  Ms. Bishop has been appointed to serve on the Risk Committee of the Board.

Ms. Bishop began her banking career at Skagit Bank in 1971, holding a variety of positions throughout her career before being named Chief Executive Officer in 2004.  Ms. Bishop has also served on the Board of Directors of Skagit and Skagit Bank since 1991.  Ms. Bishop belongs to and has held officer positions in many prestigious professional associations such as the American Bankers Association, American Institute of Banking, Financial Women International, Washington Bankers Association and Western Independent Bankers.  She is a current member or is involved with various community organizations including:  Skagit/Mount Vernon Rotary, Economic Development Alliance of Skagit County, Burlington Chamber of Commerce, Mount Vernon First United Methodist Church, Western Washington University Foundation, Jerry Walton Foundation Board, Skagit Valley Hospital—Community Outreach Committee and Honorary Chair of the Skagit Family YMCA Building Campaign.  Ms. Bishop holds a Bachelor’s degree in English literature from the University of Washington.

Other than the Merger Agreement, there are no arrangements between Ms. Bishop and any other person pursuant to which Ms. Bishop was selected as a director.

As previously disclosed, in connection with the Merger and the Merger Agreement, certain directors and officers of Skagit, including Ms. Bishop, entered into voting and support agreements with Banner.  For an additional description of these voting and support agreements, please see Banner’s registration statement on Form S-4, filed with the Securities and Exchange Commission (the “Commission”) on August 24, 2018, as amended September 5, 2018.

Item 8.01.                                        Other Events.

The information set forth in the Introductory Note is incorporated herein by reference.

On November 1, 2018, pursuant to the terms of the Merger Agreement, Skagit merged with and into Banner, with Banner continuing as the surviving corporation in the Merger.  Immediately after the Merger, Skagit’s wholly owned bank subsidiary, Skagit Bank, merged with and into Banner’s wholly owned bank subsidiary, Banner Bank (the “Bank Merger”), with Banner Bank as the surviving entity in the Bank Merger.

Under the terms and subject to the conditions of the Merger Agreement, at the Effective Time, each share of common stock, no par value, of Skagit (“Skagit Common Stock”) outstanding immediately prior to the Effective Time, other than certain shares held by Banner, Skagit or holders of Skagit Common Stock who properly exercised dissenters’ rights when and in the manner required under Chapter 23B.13 of the Washington Business Corporation Act, was converted into the right to receive 5.6664 shares (the “Exchange Ratio”) of common stock, par value $0.01 per share, of Banner (“Banner Common Stock”).  No fractional shares of Banner Common Stock were issued in the Merger, and Skagit shareholders became entitled to receive cash in lieu of fractional shares.

At the Effective Time, each stock option granted by Skagit (a “Skagit Option”) that was outstanding as of immediately prior to the Effective Time was fully vested and was cancelled and converted into the right to receive a cash payment, without interest and less applicable withholding taxes, equal to the product of (i) the number of shares of Skagit Common Stock subject to the Skagit Option as of immediately prior to the Effective Time and (ii) the excess, if any, of the (1) product of (A) the Exchange Ratio and (B) the average closing price of Banner Common Stock for the five full consecutive trading days immediately preceding October 26, 2018 over (2) the exercise price per share of Skagit Common Stock subject to such Skagit Option as of the Effective Time.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to Banner’s Current Report on Form 8-K filed with the Commission on July 27, 2018, and is incorporated by reference herein.

On November 1, 2018, Banner issued a press release announcing the completion of the Merger, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description of Exhibit

2.1

Agreement and Plan of Merger, dated as of July 25, 2018, by and between Skagit Bancorp, Inc. and Banner Corporation (incorporated by reference to Exhibit 2.1 to Banner Corporation’s Current Report on Form 8-K filed on July 27, 2018).*

99.1	Press Release, dated November 1, 2018.

* The registrant has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b)(2) of Regulation S-K.  The registrant will furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANNER CORPORATION

By:	/s/ Peter J. Conner
Peter J. Conner
Executive Vice President and Chief Financial Officer

Date:  November 1, 2018